Exhibit 99.58

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 November, 1998
           Series 1998-19, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %            7.275241
                                                       -------------------
       Weighted average maturity                                   356.62
                                                       -------------------

A.    Amount of distribution allocable to principal and interest:

      The amounts below are for a Single Certificate of $1,000:
      1.
                               Principal
            Principal Per   Prepayments Per  Interest Per
      Class  Certificate      Certificate     Certificate   Payout Rate
      -----  -----------      -----------     -----------   -----------
       R    $1000.00000000  $ 939.40000000  $  5.50000000   % 6.60000000
       PO   $   1.04289672  $   0.13943899  $  0.00000000   % 0.00000000
       A1   $  18.41816311  $  17.30284185  $  5.41666669   % 6.50000003
       A2   $  15.41469446  $  14.48124975  $  5.41666667   % 6.50000000
       A3   $   0.00000000  $   0.00000000  $  5.41666644   % 6.49999973
       A4   $   0.00000000  $   0.00000000  $  5.41667000   % 6.50000400
       A5   $   0.00000000  $   0.00000000  $  5.41667000   % 6.50000400
       A6   $   0.00000000  $   0.00000000  $  5.83333346   % 7.00000015
       A7   $  10.83333000  $  10.17732000  $  5.41667000   % 6.50000400
       A8   $   0.00000000  $   0.00000000  $  5.41666600   % 6.49999920
       A9   $   0.00000000  $   0.00000000  $  5.41666500   % 6.49999800
       A10  $   0.00000000  $   0.00000000  $  5.60416653   % 6.72499983
       A11  $   0.00000000  $   0.00000000  $  3.79464248   % 4.55357097
       A12  $   0.00000000  $   0.00000000  $  5.41666676   % 6.50000011
       M    $   0.78402409  $   0.00000000  $  5.41666667   % 6.50000000
       B1   $   0.78402620  $   0.00000000  $  5.41666785   % 6.50000142
       B2   $   0.78402232  $   0.00000000  $  5.41666844   % 6.50000213
       B3   $   0.78402534  $   0.00000000  $  5.41666530   % 6.49999837
       B4   $   0.78402126  $   0.00000000  $  5.41666962   % 6.50000354
       B5   $   0.78402240  $   0.00000000  $  5.41666325   % 6.49999590

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       A9              $      10,833.33

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                        $             26,264.15
                                                              ------------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:     $        371,761,870.00
                                                              ------------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               1,109
                                                              -----------------
       3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
Class          Balance          Principal Balance       Balance        Cusip
-----          -------          -----------------       -------        -----
R     $                 100.00  $            0.00  $           0.00  36157RUK9
PO    $              67,341.28  $       67,271.04  $         998.96  GEC9819PO
A1    $         127,825,000.00  $  125,470,698.30  $         981.58  36157RTX3
A2    $         150,750,000.00  $  148,426,234.81  $         984.59  36157RTY1
A3    $          14,906,000.00  $   14,906,000.00  $       1,000.00  36157RTZ8
A4    $           1,000,000.00  $    1,000,000.00  $       1,000.00  36157RUA1
A5    $           1,000,000.00  $    1,000,000.00  $       1,000.00  36157RUB9
A6    $           6,733,433.00  $    6,733,433.00  $       1,000.00  36157RUC7
A7    $           1,000,000.00  $      989,166.67  $         989.17  36157RUD5
A8    $           5,000,000.00  $    5,000,000.00  $       1,000.00  36157RUE3
A9    $           2,000,000.00  $    2,010,833.33  $       1,005.42  36157RUF0
A10   $          10,520,990.00  $   10,520,990.00  $       1,000.00  36157RUG8
A11   $           2,945,877.00  $    2,945,877.00  $       1,000.00  36157RUH6
A12   $          37,645,000.00  $   37,645,000.00  $       1,000.00  36157RUJ2
SUP   $         373,102,971.00  $  368,416,216.34  $         987.44  GE9819SUP
M     $           5,646,000.00  $    5,641,573.40  $         999.22  36157RUL7
B1    $           2,824,000.00  $    2,821,785.91  $         999.22  36157RUM5
B2    $           1,882,000.00  $    1,880,524.47  $         999.22  36157RUN3
B3    $           2,447,000.00  $    2,445,081.49  $         999.22  GEC9819B3
B4    $           1,129,000.00  $    1,128,114.84  $         999.22  GEC9819B4
B5    $           1,130,171.79  $    1,129,285.71  $         999.22  GEC9819B5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number               0        Principal Balance $              0.00
                                 --------                         --------------
       2.   60-89 days
            Number               0        Principal Balance $              0.00
                                 --------                         --------------
       3.   90 days or more
            Number               0        Principal Balance $              0.00
                                 --------                         --------------
       4.   In Foreclosure
            Number               0        Principal Balance $              0.00
                                 --------                         --------------
       5.   Real Estate Owned
            Number               0        Principal Balance $              0.00
                                 --------                         --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                            $              0.00
                                                                  --------------

     7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 A10             %               6.72499983
                 A11             %               4.55357097

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $            0.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $            0.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $            0.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate:  % 0.00000000
                                                                     -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.